GENERAL	12 Months Ended
Dec. 31, 2013
Accounting Policies [Abstract]
GENERAL
1.	GENERAL

Sibanye Gold Limited, or Sibanye or the Company, is a South African focused gold producer, listed on the Johannesburg Stock Exchange, or JSE, and New York Stock Exchange, or NYSE, following the Spin-off by Gold Fields Limited, or Gold Fields, of its wholly owned subsidiary, Sibanye (previously GFI Mining South Africa Proprietary Limited, or GFIMSA). Sibanye’s principal operations are the Driefontein, Kloof and Beatrix mines as well as a number of service company subsidiaries, collectively referred to as the “Group”.

The Gold Fields board of directors approved on November 21, 2012, and subsequently announced on November 29, 2012, the Spin-off of Sibanye into an independent, publicly traded company. The Spin-off would result in Gold Fields distributing, on a pro rata basis, Sibanye ordinary shares to Gold Fields shareholders and Gold Fields American Depositary Receipts, or ADRs holders who held their shares or ADRs as at the record date for the Spin-off.

Sibanye was a wholly owned subsidiary of Gold Fields for the years ended December 31, 2012 and 2011.

On February 1, 2013, Gold Fields subscribed for a further 731,647,614 shares in Sibanye at a subscription price of $2,012 million (R17,246 million). Sibanye used $1,996 million of the proceeds to repay the GFLMS loan (the share subscription and the repayment of the GFLMS loan, collectively referred to as the “Share subscription”). As a result of the Share subscription, the Group’s total assets exceeds its total liabilities.

Sibanye began trading on February 11, 2013 on the JSE and the NYSE. The entire issued share capital of Sibanye was spun off to existing Gold Fields shareholders on February 18, 2013, by way of a distribution in specie in accordance with section 46 of the South African Companies Act and section 46 of the South African Income Tax Act. The Sibanye shares were spun off in a ratio of 1:1 with Gold Fields shares and resulted in Gold Fields’ shareholders holding two separate shares; a Sibanye share as well as their original Gold Fields share. After the Spin-off Sibanye is now a fully independent, publicly traded company with a new board of directors and management.

On February 18, 2013, Sibanye refinanced all of its debt which existed under the Gold Fields group debt facilities, by drawing down under the R6.0 billion (US$700 million) term loan and revolving credit facilities obtained on November 28, 2012, as detailed in note 12.

The Group’s current liabilities exceeded its current assets by $68 million as at December 31, 2013. Current liabilities at year end include the financial guarantee liability of $28 million which does not reflect the true liquidity of Sibanye per se, as Sibanye believes that Gold Fields is currently in the position to meet its obligations under the US$1 billion 4.875% guaranteed notes, or the Notes, as detailed in note 11.

With the Bridge Loan Facilities refinanced, Sibanye was in a position to actively manage its debt position and as a result repaid an additional R500 million debt in December 2013, effectively applying cash, a current asset, to reduce long term borrowings.

The directors believe that the cash-generated from operations and the remaining balance of the Group’s revolving credit facility will enable the Group to continue to meet its obligations as they fall due.

Sibanye’s consolidated statement of operations includes all costs incurred by the Group, including such costs incurred by Gold Fields on its behalf. Such costs were charged out to Sibanye and are included in corporate expenditure in the consolidated statement of operations. These charges represented a fair allocation for the respective periods and were based on actual costs incurred on the Group’s behalf and costs allocated to the Group based on relative time spent by Gold Fields employees related to the affairs of the Group.